                                                                 Exhibit 99.1(D)



                             Computational Materials

                                 LEHMAN BROTHERS

                               DERIVED INFORMATION


                            $194,500,000 Certificates



                         EQUICREDIT FUNDING TRUST 1997-A


      EQCC FUNDING CORPORATION & EQCC ASSET BACKED CORPORATION (Depositors)



                  EQUICREDIT CORPORATION OF AMERICA (Servicer)






This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

I.       SENSITIVITY ANALYSIS

                                            PROJECTED PERFORMANCE
                                     UNDER VARYING PREPAYMENT ASSUMPTIONS
% OF PREPAYMENT ASSUMPTION                      0%          75%         100%          125%          150%          200%
IMPLIED SEASONED CPR                            0%          15%          20%           25%           30%           40%

CLASS A-1
Expected Rating (Moodys/S&P) Aaa/AAA
FGIC Wrap;Legal Final 12/10
 Avg Life (yrs)                                           7.74         1.61          1.24          1.00          0.84          0.63
 Mod Duration (yrs)                          5.69         1.46         1.14          0.93          0.78          0.59
 First Pay (mm/yy)                           6/97         6/97         6/97          6/97          6/97          6/97
 Last Pay (mm/yy)                           12/10        11/00         1/00          7/99          2/99          9/98

CLASS A-2
Expected Rating (Moodys/S&P) Aaa/AAA
FGIC Wrap;Legal Final 01/14
 Avg Life (yrs)                                          14.53         5.24          3.94          3.10          2.53          1.84
 Mod Duration (yrs)                          8.92         4.23         3.32          2.69          2.24          1.67
 First Pay (mm/yy)                          12/10        11/00         1/00          7/99          2/99          9/98
 Last Pay (mm/yy)                            1/14         3/05         3/03         11/01          1/01         12/99

CLASS A-3
Expected Rating (Moodys/S&P) Aaa/AAA
FGIC Wrap;Legal Final 05/20
 Avg Life (yrs)                                          19.57         9.24          6.63          5.10          4.09          2.82
 Mod Duration (yrs)                         10.21         6.54         5.10          4.13          3.42          2.47
 First Pay (mm/yy)                           1/14         3/05         3/03         11/01          1/01         12/99
 Last Pay (mm/yy)                            5/20         2/08         7/05          4/03          1/02          7/00

CLASS A-4
Expected Rating (Moodys/S&P) Aaa/AAA
FGIC Wrap;Legal Final 03/24
 Avg Life (yrs)                                          25.01        12.07          9.50          7.00          5.29          3.53
 Mod Duration (yrs)                         11.14         7.75         6.61          5.28          4.24          3.00
 First Pay (mm/yy)                           5/20         2/08         7/05          4/03          1/02          7/00
 Last Pay (mm/yy)                            3/24         1/11         6/08          4/06          8/03          5/01


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                                            PROJECTED PERFORMANCE
                                     UNDER VARYING PREPAYMENT ASSUMPTIONS
% OF PREPAYMENT ASSUMPTION                      0%          75%         100%          125%          150%          200%
IMPLIED SEASONED CPR                            0%          15%          20%           25%           30%           40%

CLASS A-5
Expected Rating (Moodys/S&P) Aaa/AAA
FGIC Wrap;Legal Final 06/28
 Avg Life (yrs)                                          28.11        15.96         13.70         11.60          9.33          4.93
 Mod Duration (yrs)                         11.16         8.81         8.12          7.34          6.31          3.90
 First Pay (mm/yy)                           3/24         1/11         6/08          4/06          8/03          5/01
 Last Pay (mm/yy)                            9/26         9/26         9/26          9/26          9/26          5/26


CLASS A-6-NAS
Expected Rating (Moodys/S&P) Aaa/AAA
FGIC Wrap;Legal Final 12/11
 Avg Life (yrs)                                          10.15         7.06          6.61          6.27          6.01          5.70
 Mod Duration (yrs)                          6.86         5.28         5.03          4.82          4.67          4.46
 First Pay (mm/yy)                           6/00         6/00         6/00          6/00          6/00          6/00
 Last Pay (mm/yy)                           12/11        12/11        12/11         12/11         12/11         12/11


CLASS A-7
Expected Rating (Moodys/S&P) Aaa/AAA
FGIC Wrap;Legal Final 04/28
 Avg Life (yrs)                                          13.42         4.87         3.88          3.17          2.65          1.91
 Mod Duration (yrs)                          8.17         3.80         3.14          2.64          2.25          1.68
 First Pay (mm/yy)                           6/97         6/97         6/97          6/97          6/97          6/97
 Last Pay (mm/yy)                            2/27         2/27         2/27          2/27          2/27          2/27

 Avg Life to call (ys)                      12.64         4.55         3.66          3.00          2.46          1.74
 Mod Duration to call (yrs)                  8.00         3.67         3.04          2.55          2.14          1.56
 First Pay to call (mm/yy)                   6/97         6/97         6/97          6/97          6/97          6/97
 Last Pay to call (mm/yy)                   12/20         5/08         3/06          8/04          7/03         11/01
 10% call assumption


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

II.      COLLATERAL SUMMARY

FIXED RATE COLLATERAL SUMMARY

Total Number of Loans                            4,354
Level Pay/Balloon                             68% / 32%
Total Outstanding Loan Balance            $189,419,121
1st Lien/2nd Lien                            77% / 23%

Avg Loan Balance:                     $     43,504.62
Highest Balance:                      $    347,776.47
Lowest Balance:                       $      3,152.65

RANGE                                         % TOTAL            # LOANS
Less than or equal to 24,999.99                 13.81              1,514
25,000  --       49,999.99                      29.55              1,556
50,000  --       74,999.99                      22.99                716
75,000 -         99,999.99                      13.45                295
100,000 -       347,776.47                      20.20                273

Wtd Avg Coupon:                                 11.36%
Highest Coupon:                                 17.95%
Lowest Coupon:                                   7.25%

RANGE                                          % TOTAL            # LOANS
7.25% -   9.99%                                 20.83               602
10.00% - 10.99%                                 28.41               942
11.00% - 11.99%                                 20.80               871
12.00% - 17.95%                                 29.96             1,939

Wtd Avg Orig CLTV                               78.40%
Highest CLTV                                   101.00%
Lowest CLTV                                      6.00%

RANGE                                          % TOTAL            # LOANS
 6.00%   --    70.00%                           20.62               908
70.01%   --    80.00%                           39.10             1,365
80.01%   --    90.00%                           30.36             1,194
90.01%   --   101.00%                            9.92               887


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

FIXED RATE COLLATERAL SUMMARY
Wtd Avg Original Term               209.09
Highest Original Term                  360
Lowest Original Term                    24

RANGE                               LEVEL PAY                 BALLOON
24 -  84                            1.03%                     6.47%
85 - 120                            4.00%                     2.25%
121 - 180                           35.69%                   23.37%
181 - 240                           6.99%                      0.05%
241 - 360                           20.14%                     0.00%


Wtd Avg Remaining Term              203.94
Highest Remaining Term              360
Lowest Remaining Term               17

RANGE                               LEVEL PAY                 BALLOON
17  -  84                           1.04%                      6.47%
85  -  120                          4.00%                      2.25%
121  -  180                         35.69%                    23.41%
181  -  240                         6.99%                      0.01%
241  -  360                         20.14%                     0.00%

Property Type
Single Family                       94.90%
Other                               5.10%

Occupancy Status
Primary Residence                   97.58%
Other                                2.42%

Geographic Distribution
FL       15%
CA       8%
CO       7%
NC       7%
LA       7%


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

FLOATING RATE COLLATERAL SUMMARY

Total Number of Loans               56
Level Pay/Balloon                   41%/59%
Total Outstanding Loan Balance      $5,124,653
1st Lien/2nd Lien                      100%/ 0%

Avg Loan Balance                    $91,511.66
Highest Balance                     $248,729.26
Lowest Balance                      $31,940.33

RANGE                               % TOTAL                   # LOANS
Less than or equal to 24,999.99      0.00                        0
25,000 -   49,999.99                 6.81                        8
50,000 -   74,999.99                 22.56                       18
75,000 -   99,999.99                 23.84                       14
100,000 -  248,729.26                46.79                       16

Wtd Avg Coupon                        9.20%
Highest Coupon                       12.30%
Lowest Coupon                         6.80%

RANGE                               % TOTAL                   # LOANS
6.80% -  9.99%                       69.35                        38
10.00% - 10.99%                      21.35                        13
11.00% - 11.99%                       4.11                         2
12.00% - 12.30%                       5.19                         3

Wtd. Avg Orig CLTV                  78.28%
Highest CLTV                        95.00%
Lowest CLTV                         42.00%

RANGE%                              % TOTAL                  # LOANS
42.00% -  70.00%                    13.90                         12
70.01% -  80.00%                    57.09                         28
80.01% -  90.00%                    21.66                         13
90.01% -  95.00%                    7.36                          3


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

FLOATING RATE COLLATERAL SUMMARY

Wtd Avg Original Term  200.78
Highest Original Term  360
Lowest Original Term   84

RANGE                   LEVEL PAY           BALLOON
84  -  84.99              0.00%              54.50%
85  - 120                 0.00%               0.88%
121 - 180                 0.00%               3.73%
181 - 240                 0.00%               0.00%
241 - 360                40.90%               0.00%

Wtd Avg Remaining Term   198.36
Highest Remaining Term      359
Lowest Remaining Term        80

RANGE                  LEVEL PAY           BALLOON
80  -  84               0.00%              54.50%
85  - 120               0.00%               0.88%
121 - 180               0.00%               3.73%
181 - 240               0.00%               0.00%
241 - 359              40.90%               0.00%

Property Type:
Single Family          96.10%
Other                   3.90%

Occupancy Status:
Primary Residence     100.00%
Other                   0.00%

Geographic Distribution
OH       23%
CA       15%
LA       9%
PA       9%
IL       7%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

FLOATING RATE COLLATERAL SUMMARY


6 MONTH LIBOR Collateral                   100%
Periodic Cap 1.0%/1.5%                   70%/ 30%
Wtd Avg Months to Next Rate Roll           3.85

Wtd Avg Margin             5.79%
Highest Margin             7.50%
Lowest Margin              4.00%

RANGE                               % TOTAL                   # LOANS
4.00% -  4.99%                      20.12                      7
5.00% -  5.99%                      30.59                     17
6.00% -  6.99%                      38.60                     25
7.00% -  7.99%                      10.69                     7
8.00% -  7.50%                       0.00

Wtd Avg Life Cap                    16.84%
Highest Life Cap                    19.25%
Lowest Life Cap                     12.75%

RANGE                               % TOTAL                   # LOANS
12.75% - 15.99%                     19.06                      9
16.00% - 16.99%                     21.23                     11
17.00% - 17.99%                     43.04                     25
18.00% - 18.99%                     11.48                      8
19.00% - 19.25%                      5.19                      3

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-p
EQCCF 1997-A - SALOMON BROTHERS COMPUTATIONAL MATERIALS - PAGE 1 OF 13 FIXED RATE COLLATERAL SUMMARY

Total Number of Loans                 4,354       Level Pay/Balloon 68%/32%
Total Outstanding Loan Balance $189,419,121       1st Lien/2nd Lien 77%/23%

                                        RANGE             % TOTAL     # LOANS
Avg Loan Balance $   43,504.62  less than
                                or equal to 24,999.99     13.81       1,514
Highest Balance  $  347,776.47    25,000 -  49,999.99     29.55       1,556
Lowest Balance   $    3,152.65    50,000 -  74,999.99     22.99         716
                                  75,000 -  99,999.99     13.45         295
                                 100,000 - 347,776.47     20.20         273

                                        RANGE             % TOTAL     # LOANS
Wtd Avg Coupon          11.36%      7.25% -  9.99%        20.83          602
Highest Coupon          17.95%     10.00% - 10.99%        28.41          942
Lowest Coupon            7.25%     11.00% - 11.99%        20.80          871
                                   12.00% - 17.95%        29.96        1,939

              ************ SEE PAGE 12 FOR DISCLAIMER ************
-p
EQCCF 1997-A - SALOMON BROTHERS COMPUTATIONAL MATERIALS - PAGE 2 OF 13 FIXED RATE COLLATERAL SUMMARY CONTINUED

                                        RANGE           % TOTAL     # LOANS
Wtd. Avg Orig CLTV  78.40%         6.00% -  70.00%       20.62         908
Highest CLTV       101.00%        70.01% -  80.00%       39.10       1,365
Lowest CLTV          6.00%        80.01% -  90.00%       30.36       1,194
                                  90.01% - 101.00%        9.92         887

                                       RANGE        LEVEL PAY   BALLOON
Wtd Avg Original Term   209.09        24 -  84       1.03%       6.47%
Highest Original Term      360        85 - 120       4.00%       2.25%
Lowest Original Term        24       121 - 180      35.69%      23.37%
                                     181 - 240       6.99%       0.05%
                                     241 - 360      20.14%       0.00%




              ************ SEE PAGE 12 FOR DISCLAIMER ************
-p
EQCCF 1997-A - SALOMON BROTHERS COMPUTATIONAL MATERIALS - PAGE 3 OF 13 FIXED RATE COLLATERAL SUMMARY CONTINUED

                                           RANGE       LEVEL PAY   BALLOON
Wtd Avg Remaining Term   203.94           17 -  84       1.04%       6.47%
Highest Remaining Term      360           85 - 120       4.00%       2.25%
Lowest Remaining Term        17          121 - 180      35.69%      23.41%

                                         181 - 240       6.99%       0.01%
                                         241 - 360      20.14%       0.00%

Property Type                     Occupancy Status
Single Family          94.90%     Primary Residence  97.58%
Other                   5.10%     Other               2.42%

Geographics  FL  15%, CA  8%, CO  7%, NC  7%, LA  7%




              ************ SEE PAGE 12 FOR DISCLAIMER ************
-p
EQCCF 1997-A - SALOMON BROTHERS COMPUTATIONAL MATERIALS - PAGE 4 OF 13 FLOATING RATE COLLATERAL SUMMARY

Total Number of Loans                  56      Level Pay/Balloon 41%/59%
Total Outstanding Loan Balance $5,124,653      1st Lien/2nd Lien 100%/ 0%

                                        RANGE             % TOTAL     # LOANS
Avg Loan Balance $ 91,511.66  less than
                              or equal to  24,999.99        0.00           0
Highest Balance  $248,729.26    25,000 -   49,999.99        6.81           8
Lowest Balance   $ 31,940.33    50,000 -   74,999.99       22.56          18
                                75,000 -   99,999.99       23.84          14
                               100,000 -  248,729.26       46.79          16

                                          RANGE           % TOTAL     # LOANS
Wtd Avg Coupon       9.20%            6.80% -  9.99%       69.35          38
Highest Coupon      12.30%           10.00% - 10.99%       21.35          13
Lowest Coupon        6.80%           11.00% - 11.99%        4.11           2
                                     12.00% - 12.30%        5.19           3

              ************ SEE PAGE 12 FOR DISCLAIMER ************
-p
EQCCF 1997-A - SALOMON BROTHERS COMPUTATIONAL MATERIALS - PAGE 5 OF 13 FLOATING RATE COLLATERAL SUMMARY CONTINUED

                                        RANGE           % TOTAL     # LOANS
Wtd. Avg Orig CLTV  78.28%        42.00% -  70.00%       13.90          12
Highest CLTV        95.00%        70.01% -  80.00%       57.09          28
Lowest CLTV         42.00%        80.01% -  90.00%       21.66          13
                                  90.01% -  95.00%        7.36           3

                                           RANGE       LEVEL PAY   BALLOON
Wtd Avg Original Term   200.78            84 -  84       0.00%      54.50%
Highest Original Term      360            85 - 120       0.00%       0.88%
Lowest Original Term        84           121 - 180       0.00%       3.73%
                                         181 - 240       0.00%       0.00%
                                         241 - 360      40.90%       0.00%

              ************ SEE PAGE 12 FOR DISCLAIMER ************

-p
EQCCF 1997-A - SALOMON BROTHERS COMPUTATIONAL MATERIALS - PAGE 6 OF 13 FLOATING RATE COLLATERAL SUMMARY CONTINUED

                                           RANGE       LEVEL PAY   BALLOON
Wtd Avg Remaining Term   198.36           80 -  84       0.00%      54.50%
Highest Remaining Term      359           85 - 120       0.00%       0.88%
Lowest Remaining Term        80          121 - 180       0.00%       3.73%
                                         181 - 240       0.00%       0.00%
                                         241 - 359      40.90%       0.00%

Property Type               Occupancy Status
Single Family     96.10%    Primary Residence 100.00%
Other             3.90%     Other               0.00%

Geographics  OH  23%, CA 15%, LA  9%, PA  9%, IL  7%




              ************ SEE PAGE 12 FOR DISCLAIMER ************
-p
EQCCF 1997-A - SALOMON BROTHERS COMPUTATIONAL MATERIALS - PAGE 7 OF 13 FLOATING RATE COLLATERAL SUMMARY CONTINUED

6 MONTH LIBOR Collateral           100%   Periodic Cap 1.0%/1.5%  70%/30%
Wtd Avg Months to Next Rate Roll   3.85

                                        RANGE          % TOTAL     # LOANS
Wtd Avg Margin        5.79%         4.00% -  4.99%       20.12           7
Highest Margin        7.50%         5.00% -  5.99%       30.59          17
Lowest Margin         4.00%         6.00% -  6.99%       38.60          25
                                    7.00% -  7.99%       10.69           7
                                    8.00% -  7.50%        0.00

                                      RANGE             % TOTAL     # LOANS
Wtd Avg Life Cap     16.84%        12.75% - 15.99%       19.06           9
Highest Life Cap     19.25%        16.00% - 16.99%       21.23          11
Lowest Life Cap      12.75%        17.00% - 17.99%       43.04          25
                                   18.00% - 18.99%       11.48           8
                                   19.00% - 19.25%        5.19           3

                  ************ SEE PAGE 12 FOR DISCLAIMER ************
-p
EQCCF 1997-A - SALOMON BROTHERS COMPUTATIONAL MATERIALS - PAGE 8 OF 13

 % OF  PREPAYMENT ASSUMPTION     0%   75%  100%  125%  150%  200%
       IMPLIED SEASONED CPR      0%   15%   20%   25%   30%   40%

CLASS A-1-SEQ: Expected Rating (Moodys/S&P) Aaa/AAA;FGIC Wrap;Legal Final 12/10

 Avg Life (yrs)              7.74    1.61    1.24    1.00    0.84    0.63
 Mod Duration (yrs)          5.69    1.46    1.14    0.93    0.78    0.59
 First Pay (mm/yy)           6/97    6/97    6/97    6/97    6/97    6/97
 Last Pay (mm/yy)           12/10   11/00    1/00    7/99    2/99    9/98

CLASS A-2-SEQ: Expected Rating (Moodys/S&P) Aaa/AAA;FGIC Wrap;Legal Final 01/14

 Avg Life (yrs)             14.53    5.24    3.94    3.10    2.53    1.84
 Mod Duration (yrs)          8.92    4.23    3.32    2.69    2.24    1.67
 First Pay (mm/yy)          12/10   11/00    1/00    7/99    2/99    9/98
 Last Pay (mm/yy)            1/14    3/05    3/03   11/01    1/01   12/99



                  ************ SEE PAGE 12 FOR DISCLAIMER ************
-p
EQCCF 1997-A - SALOMON BROTHERS COMPUTATIONAL MATERIALS - PAGE 9 OF 13

% OF  PREPAYMENT ASSUMPTION      0%   75%  100%  125%  150%  200%
       IMPLIED SEASONED CPR      0%   15%   20%   25%   30%   40%

CLASS A-3-SEQ: Expected Rating (Moodys/S&P) Aaa/AAA;FGIC Wrap;Legal Final 05/20

 Avg Life (yrs)             19.57    9.24    6.63    5.10    4.09    2.82
 Mod Duration (yrs)         10.21    6.54    5.10    4.13    3.42    2.47
 First Pay (mm/yy)           1/14    3/05    3/03   11/01    1/01   12/99
 Last Pay (mm/yy)            5/20    2/08    7/05    4/03    1/02    7/00

CLASS A-4-SEQ: Expected Rating (Moodys/S&P) Aaa/AAA;FGIC Wrap;Legal Final 03/24

 Avg Life (yrs)             25.01   12.07    9.50    7.00    5.29    3.53
 Mod Duration (yrs)         11.14    7.75    6.61    5.28    4.24    3.00
 First Pay (mm/yy)           5/20    2/08    7/05    4/03    1/02    7/00
 Last Pay (mm/yy)            3/24    1/11    6/08    4/06    8/03    5/01



                  ************ SEE PAGE 12 FOR DISCLAIMER ************
-p
EQCCF 1997-A - SALOMON BROTHERS COMPUTATIONAL MATERIALS - PAGE 10 OF 13

% OF PREPAYMENT ASSUMPTION       0%   75%  100%  125%  150%  200%
       IMPLIED SEASONED CPR      0%   15%   20%   25%   30%   40%

CLASS A-5-SEQ: Expected Rating (Moodys/S&P) Aaa/AAA;FGIC Wrap;Legal Final 06/28

 Avg Life (yrs)             28.11   15.96   13.70   11.60    9.33    4.93
 Mod Duration (yrs)         11.16    8.81    8.12    7.34    6.31    3.90
 First Pay (mm/yy)           3/24    1/11    6/08    4/06    8/03    5/01
 Last Pay (mm/yy)            9/26    9/26    9/26    9/26    9/26    5/26

CLASS A-6-NAS: Expected Rating (Moodys/S&P) Aaa/AAA;FGIC Wrap;Legal Final 12/11

 Avg Life (yrs)             10.15    7.06    6.61    6.27    6.01    5.70
 Mod Duration (yrs)          6.86    5.28    5.03    4.82    4.67    4.46
 First Pay (mm/yy)           6/00    6/00    6/00    6/00    6/00    6/00
 Last Pay (mm/yy)           12/11   12/11   12/11   12/11   12/11   12/11



                  ************ SEE PAGE 12 FOR DISCLAIMER ************
-p
EQCCF 1997-A - SALOMON BROTHERS COMPUTATIONAL MATERIALS - PAGE 11 OF 13

% OF PREPAYMENT ASSUMPTION       0%   75%  100%  125%  150%  200%
       IMPLIED SEASONED CPR      0%   15%   20%   25%   30%   40%

CLASS A-7: Expected Rating (Moodys/S&P) Aaa/AAA;FGIC Wrap;Legal Final 04/28

 Avg Life (yrs)             13.42   4.87   3.88   3.17   2.65   1.91
 Mod Duration (yrs)          8.17   3.80   3.14   2.64   2.25   1.68
 First Pay (mm/yy)           6/97   6/97   6/97   6/97   6/97   6/97
 Last Pay (mm/yy)            2/27   2/27   2/27   2/27   2/27   2/27

 Avg Life to call (ys)      12.64   4.55   3.66   3.00   2.46   1.74
 Mod Duration to call (yrs)  8.00   3.67   3.04   2.55   2.14   1.56
 First Pay to call (mm/yy)   6/97   6/97   6/97   6/97   6/97   6/97
 Last Pay to call (mm/yy)   12/20   5/08   3/06   8/04   7/03  11/01
 10% call assumption



                  ************ SEE PAGE 12 FOR DISCLAIMER ************
-p
EQCCF 1997-A  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 12 OF 13

Neither the Issuer of the Certificates nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The above analysis is not intended to be a prospectus and any investment decision with respect to the Certificates should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment.

(Continued on next page)

-p
EQCCF 1997-A  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS  -  PAGE 13 OF 13

No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof.

EQCCF 1997-A  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS


FIXED RATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Total Number of Loans                  4,354   Level Pay/Balloon 68%/32%
Total Outstanding Loan Balance  $189,419,121   1st Lien/2nd Lien 77%/23%

                                        RANGE                          % TOTAL     # LOANS
Avg Loan Balance $ 43,504.62   less than or equal to   24,999.99       13.81       1,514
Highest Balance  $347,776.47                25,000 -   49,999.99       29.55       1,556
Lowest Balance   $  3,152.65                50,000 -   74,999.99       22.99         716
                                            75,000 -   99,999.99       13.45         295
                                           100,000 -  347,776.47       20.20         273

                                        RANGE             % TOTAL     # LOANS
Wtd Avg Coupon      11.36%            7.25% -  9.99%       20.83         602
Highest Coupon      17.95%           10.00% - 10.99%       28.41         942
Lowest Coupon        7.25%           11.00% - 11.99%       20.80         871
                                     12.00% - 17.95%       29.96       1,939

                                        RANGE           % TOTAL     # LOANS
Wtd. Avg Orig CLTV  78.40%         6.00% -  70.00%       20.62         908
Highest CLTV       101.00%        70.01% -  80.00%       39.10       1,365
Lowest CLTV          6.00%        80.01% -  90.00%       30.36       1,194
                                  90.01% - 101.00%        9.92         887

                                         RANGE         LEVEL PAY   BALLOON
Wtd Avg Original Term   209.09            24 -  84       1.03%       6.47%
Highest Original Term      360            85 - 120       4.00%       2.25%
Lowest Original Term        24           121 - 180      35.69%      23.37%
                                         181 - 240       6.99%       0.05%
                                         241 - 360      20.14%       0.00%

                                         RANGE         LEVEL PAY   BALLOON
Wtd Avg Remaining Term   203.94           17 -  84       1.04%       6.47%
Highest Remaining Term      360           85 - 120       4.00%       2.25%
Lowest Remaining Term        17          121 - 180      35.69%      23.41%
                                         181 - 240       6.99%       0.01%
                                         241 - 360      20.14%       0.00%

Property Type                     Occupancy Status
  Single Family          94.90%     Primary Residence  97.58%
  Other                   5.10%     Other               2.42%

Geographics  FL  15%, CA  8%, CO  7%, NC  7%, LA  7%


No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof.

EQCCF 1997-A  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS


FLOATING RATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Total Number of Loans                    56            Level Pay/Balloon 41%/59%
Total Outstanding Loan Balance  $ 5,124,653           1st Lien/2nd Lien 100%/ 0%

                                        RANGE                         % TOTAL     # LOANS
Avg Loan Balance $ 91,511.66   less than or equal to   24,999.99        0.00           0
Highest Balance  $248,729.26                25,000 -   49,999.99        6.81           8
Lowest Balance   $ 31,940.33                50,000 -   74,999.99       22.56          18
                                            75,000 -   99,999.99       23.84          14
                                           100,000 -  248,729.26       46.79          16

                                       RANGE             % TOTAL     # LOANS
Wtd Avg Coupon       9.20%            6.80% -  9.99%       69.35          38
Highest Coupon      12.30%           10.00% - 10.99%       21.35          13
Lowest Coupon        6.80%           11.00% - 11.99%        4.11           2
                                     12.00% - 12.30%        5.19           3

                                       RANGE           % TOTAL     # LOANS
Wtd. Avg Orig CLTV  78.28%        42.00% -  70.00%       13.90          12
Highest CLTV        95.00%        70.01% -  80.00%       57.09          28
Lowest CLTV         42.00%        80.01% -  90.00%       21.66          13
                                  90.01% -  95.00%        7.36           3

                                        RANGE         LEVEL PAY   BALLOON
Wtd Avg Original Term   200.78            84 -  84       0.00%      54.50%
Highest Original Term      360            85 - 120       0.00%       0.88%
Lowest Original Term        84           121 - 180       0.00%       3.73%
                                         181 - 240       0.00%       0.00%
                                         241 - 360      40.90%       0.00%

                                        RANGE         LEVEL PAY   BALLOON
Wtd Avg Remaining Term   198.36           80 -  84       0.00%      54.50%
Highest Remaining Term      359           85 - 120       0.00%       0.88%
Lowest Remaining Term        80          121 - 180       0.00%       3.73%
                                         181 - 240       0.00%       0.00%
                                         241 - 359      40.90%       0.00%

Property Type                     Occupancy Status
  Single Family          96.10%     Primary Residence 100.00%
  Other                   3.90%     Other               0.00%

Geographics  OH  23%, CA 15%, LA  9%, PA  9%, IL  7%


No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof.

EQCCF 1997-A  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS


FLOATING RATE COLLATERAL SUMMARY CONTINUED
--------------------------------------------------------------------------------


6 MONTH LIBOR Collateral           100%   Periodic Cap 1.0%/1.5%  70%/ 30%
Wtd Avg Months to Next Rate Roll   3.85

                                     RANGE             % TOTAL     # LOANS
Wtd Avg Margin        5.79%         4.00% -  4.99%       20.12           7
Highest Margin        7.50%         5.00% -  5.99%       30.59          17
Lowest Margin         4.00%         6.00% -  6.99%       38.60          25
                                    7.00% -  7.99%       10.69           7
                                    8.00% -  7.50%        0.00

                                     RANGE             % TOTAL     # LOANS
Wtd Avg Life Cap     16.84%        12.75% - 15.99%       19.06           9
Highest Life Cap     19.25%        16.00% - 16.99%       21.23          11
Lowest Life Cap      12.75%        17.00% - 17.99%       43.04          25
                                   18.00% - 18.99%       11.48           8
                                   19.00% - 19.25%        5.19           3

No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof.

EQCCF 1997-A  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS

 % OF PREPAYMENT ASSUMPTION      0%   75%  100%  125%  150%  200%
       IMPLIED SEASONED CPR      0%   15%   20%   25%   30%   40%

CLASS A-1-SEQ: Expected Rating (Moodys/S&P) Aaa/AAA;FGIC Wrap;Legal Final
12/10

 Avg Life (yrs)              7.74    1.61    1.24    1.00    0.84    0.63
 Mod Duration (yrs)          5.69    1.46    1.14    0.93    0.78    0.59
 First Pay (mm/yy)           6/97    6/97    6/97    6/97    6/97    6/97
 Last Pay (mm/yy)           12/10   11/00    1/00    7/99    2/99    9/98

CLASS A-2-SEQ: Expected Rating (Moodys/S&P) Aaa/AAA;FGIC Wrap;Legal Final
01/14

 Avg Life (yrs)             14.53    5.24    3.94    3.10    2.53    1.84
 Mod Duration (yrs)          8.92    4.23    3.32    2.69    2.24    1.67
 First Pay (mm/yy)          12/10   11/00    1/00    7/99    2/99    9/98
 Last Pay (mm/yy)            1/14    3/05    3/03   11/01    1/01   12/99

 % OF PREPAYMENT ASSUMPTION      0%   75%  100%  125%  150%  200%
       IMPLIED SEASONED CPR      0%   15%   20%   25%   30%   40%

CLASS A-3-SEQ: Expected Rating (Moodys/S&P) Aaa/AAA;FGIC Wrap;Legal Final
05/20

 Avg Life (yrs)             19.57    9.24    6.63    5.10    4.09    2.82
 Mod Duration (yrs)         10.21    6.54    5.10    4.13    3.42    2.47
 First Pay (mm/yy)           1/14    3/05    3/03   11/01    1/01   12/99
 Last Pay (mm/yy)            5/20    2/08    7/05    4/03    1/02    7/00

CLASS A-4-SEQ: Expected Rating (Moodys/S&P) Aaa/AAA;FGIC Wrap;Legal Final
03/24

 Avg Life (yrs)             25.01   12.07    9.50    7.00    5.29    3.53
 Mod Duration (yrs)         11.14    7.75    6.61    5.28    4.24    3.00
 First Pay (mm/yy)           5/20    2/08    7/05    4/03    1/02    7/00
 Last Pay (mm/yy)            3/24    1/11    6/08    4/06    8/03    5/01


No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof.

EQCCF 1997-A  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS

 % OF PREPAYMENT ASSUMPTION      0%   75%  100%  125%  150%  200%
       IMPLIED SEASONED CPR      0%   15%   20%   25%   30%   40%

CLASS A-5-SEQ: Expected Rating (Moodys/S&P) Aaa/AAA;FGIC Wrap;Legal Final
06/28

 Avg Life (yrs)             28.11   15.96   13.70   11.60    9.33    4.93
 Mod Duration (yrs)         11.16    8.81    8.12    7.34    6.31    3.90
 First Pay (mm/yy)           3/24    1/11    6/08    4/06    8/03    5/01
 Last Pay (mm/yy)            9/26    9/26    9/26    9/26    9/26    5/26

CLASS A-6-NAS: Expected Rating (Moodys/S&P) Aaa/AAA;FGIC Wrap;Legal Final
12/11

 Avg Life (yrs)             10.15    7.06    6.61    6.27    6.01    5.70
 Mod Duration (yrs)          6.86    5.28    5.03    4.82    4.67    4.46
 First Pay (mm/yy)           6/00    6/00    6/00    6/00    6/00    6/00
 Last Pay (mm/yy)           12/11   12/11   12/11   12/11   12/11   12/11


 % OF PREPAYMENT ASSUMPTION      0%   75%  100%  125%  150%  200%
       IMPLIED SEASONED CPR      0%   15%   20%   25%   30%   40%

CLASS A-7: Expected Rating (Moodys/S&P) Aaa/AAA;FGIC Wrap;Legal Final 04/28

 Avg Life (yrs)               13.42   4.87   3.88   3.17   2.65   1.91
 Mod Duration (yrs)            8.17   3.80   3.14   2.64   2.25   1.68
 First Pay (mm/yy)             6/97   6/97   6/97   6/97   6/97   6/97
 Last Pay (mm/yy)              2/27   2/27   2/27   2/27   2/27   2/27

 Avg Life to call (ys)        12.64   4.55   3.66   3.00   2.46   1.74
 Mod Duration to call (yrs)    8.00   3.67   3.04   2.55   2.14   1.56
 First Pay to call (mm/yy)     6/97   6/97   6/97   6/97   6/97   6/97
 Last Pay to call (mm/yy)     12/20   5/08   3/06   8/04   7/03  11/01
 10% call assumption


No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof.

EQCCF 1997-A  -  SALOMON BROTHERS COMPUTATIONAL MATERIALS


Neither the Issuer of the Certificates nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The above analysis is not intended to be a prospectus and any investment decision with respect to the Certificates should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment.

No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof.